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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent of the incorporation of our reports included and incorporated by reference in this Form 10-K, into Ameron, Inc.'s previously filed Registration Statements File No. 33-3400 and 33-57308.




                                             ARTHUR ANDERSEN LLP

Los Angeles, California
February 23, 1996










                                   EXHIBIT  23